EXHIBIT 99.2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 16, 2004

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 SW Jefferson Street, Portland, OR 97201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Item 4. Change in Registrant’s Certifying Accountants

On July 16, 2004, Ernst & Young LLP advised the registrant, Fog Cutter Capital Group Inc. (the “Company”), that the firm will resign as the Company’s auditors upon completion of its review of the interim financial information for the second quarter of 2004 and filing of the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2004.

The reports of Ernst & Young LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company’s audit committee did not recommend a change in accountants and, as a result of the resignation, has begun a search for a new independent auditing firm.

During the Company’s most recent two fiscal years and from January 1, 2004 through July 23, 2004, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s most recent two fiscal years and from January 1, 2004 through July 23, 2004, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Report to Ernst & Young LLP and requested that Ernst & Young LLP furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit 16 to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit 16 — Letter dated July 23, 2004 to Securities and Exchange Commission from Ernst & Young LLP.

Exhibit 99 — Press release dated July 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2004

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and
Chief Financial Officer

EXHIBIT 16

July 23, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 23, 2004, of Fog Cutter Capital Group Inc. and are in agreement with the statements contained in the first, second, fourth, fifth and sixth paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP

EXHIBIT 99

FOR:	FOG CUTTER CAPITAL GROUP INC.

CONTACT:	Fog Cutter Capital Group Inc.

	(202) 339 8442	Lanny Davis, Counsel
	(202) 339-8464	Adam Goldberg, Counsel

For Immediate Release

FOG CUTTER CAPITAL GROUP INC. ANNOUNCES RESIGNATION OF AUDITORS ERNST & YOUNG LLP.

Portland OR — July 23, 2004 —The Board of Directors of Fog Cutter Capital Group Inc. (Nasdaq: FCCG) today announced the resignation of Ernst & Young LLP as the Company’s auditors effective upon completion of its review of the interim financial information for the second quarter of 2004 and filing of the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2004.

The reports of Ernst & Young LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

The Company’s Audit Committee has commenced a search for a new auditing firm.

The business strategy of Fog Cutter Capital Group consists of developing, strengthening and expanding its restaurant and commercial real estate mortgage brokerage operations and continuing to identify and acquire real estate investments with favorable risk-adjusted returns. The Company also seeks to identify and acquire controlling interests in other operating businesses in which it can add value. The Company’s operating segments consist of (i) restaurant operations conducted through Fatburger Holdings, Inc., (ii) commercial real estate mortgage brokerage activities conducted through George Elkins Mortgage Banking Company and (iii) real estate, merchant banking and financing activities.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All of the statements contained in this release, which are not identified as historical, should be considered forward-looking. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the company which are identified as forward-looking, the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. Such factors include but are not limited to, effectiveness of operating initiatives; success in advertising and promotional efforts; changes in global and local business and economic conditions, including their impact on consumer confidence; fluctuations in interest rates and to a lesser degree currency exchange rates; food, labor and other operating costs; competition, including pricing and marketing initiatives and new product offerings by the Company’s competitors; consumer preferences or perceptions concerning the Company’s product offerings; spending patterns and demographic trends; availability of qualified personnel (including restaurant personnel); severe weather conditions; existence of positive or negative publicity regarding the Company or its industry generally; the real estate market; the availability of real estate assets at acceptable prices; the opportunities in the specialty lending market; the creditworthiness and default experience of the Company’s borrowers; the availability of financing; interest rates; European markets; effects of legal claims or Nasdaq or government investigations; cost and deployment of capital; changes in future effective tax rates; changes in governmental regulations; the impact of changes in management and changes in applicable accounting policies and practices. The foregoing list of important factors is not all-inclusive. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements have not been audited by, examined by, or subjected to agreed-upon procedures by independent accountants, and no third party has independently verified or reviewed such statements. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the company or any other person that the forward-looking statements contained in this release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.